Offerings - Offering: 1	Feb. 19, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.50% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055
Maximum Aggregate Offering Price	$ 1,000,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 153,100.00
Offering Note	This "Calculation of Filing Fee" table shall be deemed to update the "Calculation of Registration Fee" table in Registration Statement No. 333-270060.